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                                   CONSENT OF
                                 FOLEY & LARDNER


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 8 to the Form S-3 Registration Statement of Glenbrook Life and Annuity Company (File No. 033-91916).


                                       /s/  Foley & Lardner
                                            FOLEY & LARDNER

Washington, D.C.
April 19, 2001